                               THIRD AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
(this "Amendment") is made and entered into as of February 9, 2006, with an
Effective Date (as defined below) determined in accordance with Section 3 below, by and among SUBURBAN PROPANE, L.P., a Delaware limited partnership (the
"Borrower"), the financial institutions from time to time party to the Credit
Agreement referred to below (the "Lenders") pursuant to written authorization
(in the form attached hereto as Exhibit A, the "Authorization") and WACHOVIA
BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative
Agent for the Lenders (the "Administrative Agent").

                              Statement of Purpose

         The Borrower, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of October 20,
2004 (as amended by that certain First Amendment to Third Amended and Restated
Credit Agreement, dated as of March 17, 2005, that certain Second Amendment to
Third Amended and Restated Credit Agreement, dated as of August 25, 2005, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lenders have extended certain credit facilities to the Borrower.

         The Borrower has requested that the Lenders amend or modify certain provisions of the Credit Agreement in certain respects on the terms and conditions set forth below. Subject to the terms and conditions of this
Amendment, the Administrative Agent and the Lenders hereby agree to the requested amendments.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. All capitalized, undefined terms used in this
Amendment shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. AMENDMENT TO CREDIT AGREEMENT. Section 10.1 of the Credit
Agreement (Indebtedness) is hereby amended by (i) deleting the word "and" from the end of clause (p) of such section, (ii) adding the word "and" to the end of clause (q) of such section and (iii) adding the following clauses (r) and (s), respectively, to the end of such section:

                           "(r) Indebtedness of the Borrower and its
                  Subsidiaries incurred in connection with Capital Leases in an aggregate amount not to exceed $10,000,000 on any date of
                  determination; and

                           (s) additional unsecured Indebtedness not otherwise
                  permitted pursuant to this Section incurred by the Borrower and its Subsidiaries pursuant to seasonal lines of credit in an aggregate principal amount at any time outstanding not to exceed $20,000,000; provided that (i) such Indebtedness shall only be outstanding during the period from December 1

                  to April 1 of each calendar year and (ii) such Indebtedness shall be made on terms and conditions reasonably
                  satisfactory to the Administrative Agent and shall, in no
                  circumstances, contain representations and warranties,
                  covenants or events of default more restrictive than the
                  terms of this Agreement."

         SECTION 3. EFFECTIVENESS. This Amendment shall become effective on the date (the "Effective Date") upon which the following conditions have been satisfied:

              (a) receipt by the Administrative Agent of (i) a duly executed counterpart of this Amendment from the Administrative Agent, the Borrower and each Guarantor and (ii) duly executed Authorizations from the Required Lenders;
and

              (b) the payment of all outstanding fees and expenses of the
Administrative Agent (including without limitation, reasonable fees and disbursements of counsel for the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and all documents, certificates and other instruments delivered in connection therewith.

         SECTION 4. LIMITED CONSENT AND AMENDMENT. Except as expressly provided in this Amendment, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit
Agreement or any other Loan Document, (b) to prejudice any other right or remedies that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the
Borrower, the Guarantors or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit
Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, any Guarantor or any of its respective Subsidiaries, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

         SECTION 5. REPRESENTATIONS AND WARRANTIES/NO DEFAULT. By their execution hereof, and after giving effect to this Amendment, the Borrower and the Guarantors hereby certify that (a) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the
Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof (after giving effect to the provisions of this Amendment) no Default or Event of Default has occurred and is continuing, and (b) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower and the Guarantors.

                                       2

         SECTION 6. ACKNOWLEDGEMENT BY GUARANTORS. By their execution hereof, each of the Guarantors hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party remain in full force and effect.

         SECTION 7. GOVERNING LAW. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York.

         SECTION 8. COUNTERPARTS. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         SECTION 9. FAX TRANSMISSION. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                            [Signature Pages Follow]

                                       3

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal by their duly authorized representatives, all as of the day and year first above written.

                            BORROWER AND GUARANTORS:

                            SUBURBAN PROPANE, L.P., as Borrower

                            By:
                                ------------------------------------------
                            Name:  Robert M. Plante
                            Title: Vice President, Chief Financial Officer

                            SUBURBAN PROPANE GAS CORPORATION
                            PARGAS, INC.
                            VANGAS, INC.
                            PLATEAU, INC.
                            GAS CONNECTION, INC.
                            SUBURBAN @ HOME, INC.
                            SUBURBAN HOLDINGS, INC.
                            SUBURBAN FRANCHISING, INC.
                            SUBURBAN @ HOME HOLDINGS, INC.
                            SUBURBAN PLUMBING NEW JERSEY, LLC

                            Each of the above,

                            By:
                               -------------------------------------------
                            Name:  Robert M. Plante
                            Title: Vice President, Finance

[Third Amendment to Third Amended and Restated Credit Agreement - Suburban
Propane, L.P.]

                          SUBURBAN HEATING OIL PARTNERS, LLC
                          HOMETOWN HEARTH & GRILL E-COMMERCE L.L.C.
                          AGWAY ENERGY SERVICES, LLC
                          SUBURBAN ALBANY PROPERTY, LLC
                          SUBURBAN BUTLER MONROE STREET PROPERTY, LLC
                          SUBURBAN CANTON BUCK STREET PROPERTY, LLC
                          SUBURBAN CANTON ROUTE 11 PROPERTY, LLC
                          SUBURBAN CHAMBERSBURG FIFTH AVENUE PROPERTY, LLC
                          SUBURBAN COLONIE PROPERTY LLC
                          SUBURBAN ELLENBURG DEPOT PROPERTY, LLC
                          SUBURBAN GETTYSBURG PROPERTY, LLC
                          SUBURBAN LEWISTOWN PROPERTY, LLC
                          SUBURBAN MA SURPLUS PROPERTY, LLC
                          SUBURBAN MARCY PROPERTY, LLC
                          SUBURBAN MIDDLETOWN NORTH STREET PROPERTY, LLC
                          SUBURBAN NEW MILFORD SMITH STREET PROPERTY, LLC
                          SUBURBAN NJ PROPERTY ACQUISITIONS, LLC
                          SUBURBAN NJ SURPLUS PROPERTY, LLC
                          SUBURBAN NY PROPERTY ACQUISITIONS, LLC
                          SUBURBAN NY SURPLUS PROPERTY, LLC
                          SUBURBAN PA PROPERTY ACQUISITIONS, LLC
                          SUBURBAN PA SURPLUS PROPERTY, LLC
                          SUBURBAN ROCHESTER PROPERTY, LLC
                          SUBURBAN SODUS PROPERTY, LLC
                          SUBURBAN TEMPLE PROPERTY, LLC
                          SUBURBAN TONAWANDA PLANT PROPERTY, LLC
                          SUBURBAN TOWANDA PROPERTY, LLC
                          SUBURBAN VERBANK PROPERTY, LLC
                          SUBURBAN VINELAND PROPERTY, LLC
                          SUBURBAN VT PROPERTY ACQUISITIONS, LLC
                          SUBURBAN WALTON PROPERTY, LLC
                          SUBURBAN WASHINGTON PROPERTY, LLC

                          Each of the above,

                          By: GAS CONNECTION, INC., as Manager

                          By:
                             -------------------------------------------
                          Name:  Robert M. Plante
                          Title: Vice President, Chief Financial Officer

[Third Amendment to Third Amended and Restated Credit Agreement - Suburban
Propane, L.P.]

                           SUBURBAN PIPELINE LLC

                           By:   SUBURBAN PROPANE, L.P. as Manager

                           By:
                              -------------------------------------------
                           Name:  Robert M. Plante
                           Title: Vice President, Chief Financial Officer

[Third Amendment to Third Amended and Restated Credit Agreement - Suburban
Propane, L.P.]

                                       ADMINISTRATIVE AGENT:
                                       ---------------------

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       as Administrative Agent, as Lender,
                                       as Swingline Lender and as an
                                       Issuing Lender, on behalf of itself
                                       and the Lenders pursuant to the
                                       Authorizations

                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------

[Third Amendment to Third Amended and Restated Credit Agreement - Suburban
Propane, L.P.]